Exhibit 99.1

News Release

DRAFT

FOR IMMEDIATE RELEASE

Flowserve Holds 2021 Annual Meeting of Shareholders

DALLAS, May 20, 2021 - Flowserve Corp. (NYSE: FLS), a leading provider of flow control products and services for the global infrastructure markets, held its virtual 2021 Annual Meeting of Shareholders today.

Concerning the official business of the meeting, the Company announced that its shareholders re-elected R. Scott Rowe, Sujeet Chand, Ruby R. Chandy, Gayla J. Delly, Roger L. Fix, John R. Friedery, John L. Garrison, Michael C. McMurray, David E. Roberts, and Carlyn R. Taylor to the Company’s Board of Directors, each to serve an annual term expiring at the 2022 Annual Meeting of Shareholders.

Biographies for all members of the Board can be found in the Company’s 2021 Proxy Statement or on www.flowserve.com.

Additionally, the Company’s Board elected David Roberts to serve as Chairman of the Board effective after the annual meeting. Mr. Roberts joined the Board in 2011 and has served in a variety of capacities on the Board, including most recently as the chairman of the Organization and Compensation Committee of the Board. “Dave has been a dedicated member of the Board for the past decade,” said Mr. Rowe, Flowserve President and Chief Executive Officer of Flowserve. “I look forward to working with Dave as we continue to capitalize on the success of our Flowserve 2.0 transformation initiative and in supporting our customers through energy transition.”

Roger Fix, who served as the Chairman since 2017, stepped down as Chairman in accordance with the Company’s corporate governance principles and Chairman rotation policy, and will continue to serve as a member of the Board. “I want to thank Roger for his years of dedicated service to Flowserve as our Chairman,” said Mr. Rowe. “During his term as Chairman, he helped launch our Flowserve 2.0 Transformation and navigate through one of the most unprecedented economic challenges in Flowserve’s history. His guidance as our Chairman has provided invaluable support that will have a lasting impact on Flowserve, and we look forward to his continued service on our Board.”

Voting results also indicate that shareholders approved an advisory vote on executive compensation, voting approximately 97 percent in favor of the proposal.

Additionally, shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2021.

Shareholders also approved a management proposal to amend the Company’s Certificate of Incorporation to delete Article Tenth regarding supermajority approval of business combinations with certain interested parties.

Final voting results on all agenda items will be available in a Current Report on Form 8-K to be filed by the Company following certification by the Company’s inspector of elections.

Flowserve Contacts

Investor Contacts:

Jay Roueche, Vice President, Treasurer and Investor Relations, (972) 443-6560

Mike Mullin, Director, Investor Relations, (972) 443-6636

Media Contact:

Lars Rosene, Vice President, Corporate Communications & Public Affairs, (972) 443-6644

About Flowserve: Flowserve Corp. is one of the world’s leading providers of fluid motion and control products and services. Operating in more than 55 countries, the company produces engineered and industrial pumps, seals and valves as well as a range of related flow management services. More information about Flowserve can be obtained by visiting the company’s Web site at www.flowserve.com.

Safe Harbor Statement: This news release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Words or phrases such as, “may,” “should,” “expects,” “could,” “intends,” “plans,” “anticipates,” “estimates,” “believes,” “forecasts,” “predicts” or other similar expressions are intended to identify forward-looking statements, which include, without limitation, earnings forecasts, statements relating to our business strategy and statements of expectations, beliefs, future plans and strategies and anticipated developments concerning our industry, business, operations and financial performance and condition

The forward-looking statements included in this news release are based on our current expectations, projections, estimates and assumptions. These statements are only predictions, not guarantees. Such forward-looking statements are subject to numerous risks and uncertainties that are difficult to predict. These risks and uncertainties may cause actual results to differ materially from what is forecast in such forward-looking statements, and include, without limitation, the following: the impact of the global outbreak of COVID-19 on our business and operations; a portion of our bookings may not lead to completed sales, and our ability to convert bookings into revenues at acceptable profit margins; changes in global economic conditions and the potential for unexpected cancellations or delays of customer orders in our reported backlog; our dependence on our customers’ ability to make required capital investment and maintenance expenditures; if we are not able to successfully execute and realize the expected financial benefits from our strategic transformation and realignment initiatives, our business could be adversely affected; risks associated with cost overruns on fixed-fee projects and in taking customer orders for large complex custom engineered products; the substantial dependence of our sales on the success of the oil and gas, chemical, power generation and water management industries; the adverse impact of volatile raw materials prices on our products and operating margins; economic, political and other risks associated with our international operations, including military actions, trade embargoes, epidemics or pandemics or changes to tariffs or trade agreements that could affect customer markets, particularly North African, Russian and Middle Eastern markets and global oil and gas producers, and non-compliance with U.S. export/re-export control, foreign corrupt practice laws, economic sanctions and import laws and regulations; increased aging and slower collection of receivables, particularly in Latin America and other emerging markets; our exposure to fluctuations in foreign currency exchange rates, including in hyperinflationary countries such as Venezuela and Argentina; our furnishing of products and services to nuclear power plant facilities and other critical processes; potential adverse consequences resulting from litigation to which we are a party, such as litigation involving asbestos-containing material claims; expectations regarding acquisitions and the integration of acquired businesses; our relative geographical profitability and its impact on our utilization of deferred tax assets, including foreign tax credits; the potential adverse impact of an impairment in the carrying value of goodwill or other intangible assets; our dependence upon third-party suppliers whose failure to perform timely could adversely affect our business operations; the highly competitive nature of the markets in which we operate; environmental compliance costs and liabilities; potential work stoppages and other labor matters; access to public and private sources of debt financing; our inability to protect our intellectual property in the U.S., as well as in foreign countries; obligations under our defined benefit pension plans; our internal control over financial reporting may not prevent or detect misstatements because of its inherent limitations, including the possibility of human error, the circumvention or overriding of controls, or fraud; the recording of increased deferred tax asset valuation allowances in the future or the impact of tax law changes on such deferred tax assets could affect our operating results; our information technology infrastructure could be subject to service interruptions, data corruption, cyber-based attacks or network security breaches, which could disrupt our business operations and result in the loss of critical and confidential information; ineffective internal controls could impact the accuracy and timely reporting of our business and financial results; and other factors described from time to time in our filings with the Securities and Exchange Commission.

All forward-looking statements included in this news release are based on information available to us on the date hereof, and we assume no obligation to update any forward-looking statement.

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